UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05399

THE NEW AMERICA HIGH INCOME FUND, INC.
(Exact name of registrant as specified in charter)

33 Broad Street, Boston, MA			02109
(Address of principal executive offices)			(Zip code)

Ellen E. Terry 33 Broad Street Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 263-6400

Date of fiscal year end:	December 31, 2019

Date of reporting period:	July 1, 2019 to December 31, 2019

Item 1.           Report to Stockholders

February 14, 2020

Dear Shareholder,

We are pleased to report to our shareholders on the results of The New America High Income Fund, Inc. (the "Fund") for the year ended December 31, 2019. The Fund's net asset value (the "NAV") was $10.02 as of December 31st. The market price for the Fund's shares ended the period at $9.13, representing a market price discount of approximately 9%. During the period, the Fund paid dividends totaling $0.66 per share, including a special dividend of $0.055 per share. The dividend yield for a share of common stock purchased at the market price of $7.56 on December 31, 2018 was 8.73%. The dividend yield based upon the December 31, 2018 NAV of $8.90 was 7.42%. The Fund's investment adviser discusses the market environment and its market outlook in detail below.

As of December 31st, the Fund's outstanding borrowing through its credit facility with the Bank of Nova Scotia (the "Facility") was unchanged at $91 million. The borrowing represented approximately 28% of the Fund's total assets. Amounts borrowed under the Facility bear interest at an adjustable rate based on a margin above LIBOR. The rate the Fund paid on the Facility decreased during the year, as LIBOR fell following three cuts in the Federal Funds (the "Fed Funds") rate in the second half of the year. The interest rate on the Facility at the end of the period was 2.65%. The average rate on the Facility in 2019 was 3.15%, compared with an average rate of 2.91% in 2018.

For the fifth consecutive year, the spread between the interest rate the Fund paid on leverage (i.e., borrowings) and the market value-weighted average current yield earned on its portfolio declined. At year-end 2018, the Fund was paying 3.31% in interest on borrowings and earning a market-value weighted current yield of 7.36%, for a spread of 4.05 percentage points. At the end of 2019, the Fund was paying 2.65% in interest on leverage, compared with the portfolio's market value-weighted current yield of 6.53%, narrowing the spread to 3.88 percentage points. The multi-year trend of leverage contributing less to the Fund's common stock dividend continued in 2019. The Fund's leverage accounted for approximately 15.2% of the Fund's net income in 2019, down from 16.7%, 20% and 23%, in 2018, 2017 and 2016, respectively.

We remind our shareholders that there is no certainty that the dividend will remain at the current level. The dividend can be affected by portfolio results, the cost and amount of leverage, market conditions, how fully invested the portfolio is, and operating expenses, among other factors.

As noted above, the Fund's leverage produces a higher dividend for shareholders than the same portfolio would without utilizing leverage. Leverage also magnifies the effect of price movements on the Fund's NAV per share.

For the year ended December 31, 2019, in which high yield bond market performed well, leverage increased the Fund's total return. Of course, in an unfavorable market, leverage would decrease the Fund's total return.

	Total Returns for the Periods Ending December 31, 2020
	1 Year	3 Years Cumulative
New America High Income Fund (Stock Price and Dividends)*	30.09%	24.01%
New America High Income Fund (NAV and Dividends)*	22.03%	28.23%
Credit Suisse High Yield Index	14.00%	19.20%

Sources: Credit Suisse and The New America High Income Fund, Inc.

Past performance is no guarantee of future results. Total return assumes the reinvestment of dividends.

The Credit Suisse High Yield Index (the "Index") is an unmanaged index. Unlike the Fund, the Index has no trading activity, expenses or leverage.

*  Returns are historical and are calculated by determining the percentage change in NAV or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Because the Fund's shares may trade at either a discount or premium to the Fund's NAV per share, returns based upon the stock price and dividends will tend to differ from those derived from the underlying change in NAV and dividends. The variance between the Fund's total return based on stock price and dividends and the total return based on the Fund's NAV and dividends is due to the narrowing of the stock price discount to the NAV over the last year.

Commentary by T. Rowe Price Associates, Inc.
Market Review

The high yield market returned approximately 14% in 2019, according to the Index. U.S. Treasury yields fell during the second quarter, as slowing economic growth and tariff concerns led to increasingly dovish signals from the Federal Reserve (the "Fed") and other developed market central banks. At its June 2019 meeting, the Fed noted increased economic uncertainty and signaled a willingness to cut rates, if necessary, to sustain economic expansion. The Fed reduced interest rates in July 2019 and subsequently announced two additional rate cuts, moving the Fed funds rate to a target range of 1.50% to 1.75%. The yield of the 30-year Treasury bond hit a record low in August 2019, and the benchmark 10-year U.S. Treasury note's yield fell to its lowest level since 2016. After starting the year at 2.69%, the yield of the 10-year U.S. Treasury note ended 2019 at 1.92%.

For the first time ever, higher quality issues within the high yield asset class outperformed lower quality credits in a year where the high yield market produced double-digit gains. Bonds rated BB and B returned over 15%, compared with the 12% return of lower-quality credits, partly due to higher quality bonds having longer-duration profiles that benefitted from the decline in interest rates. However, this trend reversed in December 2019 as an abrupt pivot in risk sentiment helped buoy some of the market's most speculative credits that, otherwise, had been under pressure during most of the year. This was especially evident in the energy sector, where CCC-rated names rallied 9% during the month, after being down 40% for the first nine months of the year.

The high yield market was buoyed by new cash from retail investors totaling nearly $20 billion. Despite net positive new issuance in 2019 (i.e., new issuance was greater than maturities), demand for high yield issues vastly outstripped supply, resulting in the largest yearly supply shortfall since J.P. Morgan began tracking the data in 1993. This provided significant technical market support. Refinancing existing debt to extend maturities continued to be the dominant use of proceeds, which supported lower default expectations.

The yield spread of the Index relative to U.S. Treasuries tightened by 161 basis points in 2019, ending the period at 414 basis points, with a yield-to-worst of 5.81%. These levels are lower than the long-term averages of approximately 604 basis points and 8.80%, respectively. The J.P. Morgan par-weighted default rate tracked higher, ending the year at 2.63%—an increase from 1.83% at the end of 2018—but remaining low relative to the historical average of 3.70%.

Strategy Review

The portfolio was well positioned for the bifurcated high yield market return environment until December, when CCC-rated bonds outpaced higher-quality issues. This return dynamic was most apparent in the energy sector, where the Fund's defensive positioning and underweight had benefitted relative performance in every month prior to December. However, rising oil prices resulted in a December rally in CCC-rated credits in the exploration & production and services sub-sectors not owned in the Fund. For the full year, however, credit selection in energy was, by far, the largest contributor to the portfolio's outperformance relative to the Index. We maintain a long-term bearish outlook for oil that is driven by oversupply concerns.

Credit selection in media/telecom, healthcare, and metals/minerals also benefited the portfolio. European cable and mobile services provider Altice was a significant contributor in the media/telecom space, following asset sales and renewed management focus on improving operations. Security selection in the healthcare segment also contributed to relative performance due, in part, to Avantor, a leading provider of product and service solutions to laboratory and production companies. With respect to Avantor, a significant acquisition has created synergies, the company's end markets are improving, and its initial public offering in the second quarter was supportive of its credit profile. Fund holding Constellium, a downstream aluminum producer, has raised earnings growth estimates, and its management team continues to focus on achieving a BB-rated capital structure.

Credit selection within the retail industry was the primary detractor from relative performance. Changes to consumer behavior, including increased internet shopping and online competition, are pushing the retail industry away from traditional brick-and-mortar businesses. Jo-Ann Stores is one of the nation's largest specialty retailers of fabrics and crafts. Our thesis for the company was that customers' preference for a hands-on shopping experience for its type of merchandise somewhat insulates it from online competition. While this is still largely true, the securities traded significantly lower during the period. The price deterioration was due to increased competition from two brick-and-mortar peers, including one that has returned to aggressive promotions that have cut into Jo-Ann Stores' same store sales and earnings, as well as tariff headwinds and diminishing liquidity. We eliminated exposure to the name.

We have moved toward a more defensive positioning, as it appears there is currently less relative value in the high yield market than in early 2019. Relative to the portfolio's positioning at the beginning of the year, we endeavored to create a less cyclical and more defensive "all weather" portfolio. We have increased the portfolio's investment in utilities, which, in our view, is one of the most attractive and defensive industries in a slowing economy.

Accounting for approximately 8.7% of the Fund's holdings, as of December 31, 2019, floating rate bank loans represent the largest off-Index allocation in the portfolio. The senior secured status and low duration profile of bank loans have historically produced less volatile returns relative to high yield bonds. The loan market has performed well, despite three Fed interest rate cuts in 2019. Issuers in the bank loan market are generally fundamentally sound, and the bank loan default rate is expected to remain below its long-term average.

Outlook

High yield bonds typically perform well against a backdrop of low interest rates and steady economic growth, as high yield issuers are generally more sensitive to macroeconomic factors. The economic cycle is a year older, coupons are lower, and credit spreads are tighter. We believe that the economic expansion will continue, although the pace of growth could slow.

Over the past year, capital appreciation due to falling interest rates bolstered the performance of the high yield asset class. If the Fed remains on hold following its recent rate cuts, lower interest rates are unlikely to be a performance tailwind in 2020. We do not expect to replicate the robust gains of the past year in 2020. Aside from a few troubled industries, high yield company fundamentals are largely solid, and maturities have been extended. The significant increase in the average quality of the high yield market supports the case for a default rate that should remain well below the historical average.

As always, we aim to deliver high current income, while seeking to contain volatility inherent to the high yield market. Our team maintains a commitment to credit research and risk-conscious investing that has led to favorable returns for our high yield clients over various market cycles.

Sincerely,

Ellen E. Terry President The New America High Income Fund, Inc.	Rodney M. Rayburn Vice President T. Rowe Price Associates, Inc.

Past performance is no guarantee of future results. The views expressed in this update are as of the date of this letter. These views and any portfolio holdings discussed in the update are subject to change at any time based on market or other conditions. The Fund and T. Rowe Price Associates, Inc. disclaim any duty to update these views, which may not be relied upon as investment advice. In addition, references to specific companies' securities should not be regarded as investment recommendations or indicative of the Fund's portfolio as a whole.

The New America High Income Fund, Inc.

Industry Summary December 31, 2019 (Unaudited)	As a Percent of Total Investments*
Energy	14.75%
Cable Operators	10.89%
Healthcare	9.37%
Financial	7.84%
Utilities	6.87%
Services	6.22%
Broadcasting	5.49%
Metals & Mining	4.62%
Gaming	4.03%
Information Technology	4.00%
Satellites	3.39%
Wireless Communications	3.12%
Food/Tobacco	2.61%
Chemicals	2.27%
Container	2.10%
Automotive	1.64%
Aerospace & Defense	1.47%
Manufacturing	1.35%
Other Telecommunications	1.25%
Supermarkets	1.25%
Consumer Products	1.24%
Entertainment & Leisure	1.21%
Building Products	0.71%
Restaurants	0.55%
Lodging	0.46%
Building & Real Estate	0.29%
Airlines	0.17%
Retail	0.08%
Publishing	0.08%
Short-Term Investments	0.68%
Total Investments	100.00%

*  Percentages do not match the industry percentages in the Schedule of Investments because due to the Fund's leverage total investments exceed net assets by 1.38 times.

Moody's Investors Service Ratings (1) December 31, 2019 (Unaudited)	As a Percent of Total Investments
Short-Term Investments P-1	0.68%
Baa2	0.18%
Baa3	0.98%
Total Baa	1.16%
Ba1	6.02%
Ba2	9.27%
Ba3	12.31%
Total Ba	27.60%
B1	11.99%
B2	16.86%
B3	21.04%
Total B	49.89%
Caa1	8.98%
Caa2	6.06%
Total Caa	15.04%
Unrated	2.38%
Equity	3.25%
Total Investments	100.00%

(1)  SOURCE: Moody's Investors Service, Inc. This table compiles the ratings assigned by Moody's to the Fund's holdings.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2019 (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — 119.80% (d)(f)
Aerospace & Defense — 1.63%
$10	Bombardier, Inc., Senior Notes, 6%, 10/15/22 (g)	Caa1	$10
175	Bombardier, Inc., Senior Notes, 7.50%, 12/01/24 (g)	Caa1	184
885	Bombardier, Inc., Senior Notes, 8.75%, 12/01/21 (g)	Caa1	970
485	F-Brasile S.p.A., Senior Notes, 7.375%, 08/15/26 (g)	B2	500
175	Moog, Inc., Senior Notes, 4.25%, 12/15/27 (g)	Ba3	178
1,830	Transdigm Holdings UK, plc, Senior Notes, 6.25%, 03/15/26 (g)	Ba3	1,981
			3,823
Airlines — .24%
71	American Airlines Group, Senior Notes, 5.625%, 07/15/22 (g)	(e)	72
55	United Continental Holdings, Senior Notes, 5%, 02/01/24	Ba3	59
430	Virgin Australia Holding Limited, Senior Notes, 8.125%, 11/15/24 (g)	B3	427
			558
Automotive — 2.11%
1,006	Ford Motor Credit Company, LLC, Senior Notes, 5.75%, 02/01/21	Baa3	1,037
2,690	Panther BF Aggregator 2 L.P., Senior Notes, 8.50%, 05/15/27 (g)	B3	2,851
1,080	Tesla Inc., Senior Notes, 5.30%, 08/15/25 (g)	Caa1	1,048
			4,936
Broadcasting — 6.59%
675	Clear Channel Outdoor Holdings, Inc., Senior Notes, 5.125%, 08/15/27 (g)	B1	702
1,987	Clear Channel Worldwide Holdings, Inc., Senior Subordinated Notes, 9.25%, 02/15/24 (g)	Caa2	2,201
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,205	Diamond Sports Group, LLC, Senior Notes, 5.375%, 08/15/26 (g)	Ba2	$1,217
470	Diamond Sports Group, LLC, Senior Notes, 6.625%, 08/15/27 (g)	B2	457
240	iHeart Communications, Inc., Senior Notes, 5.25%, 08/15/27 (g)	B1	251
128	iHeart Communications, Inc., Senior Notes, 6.375%, 05/01/26	B1	139
3,217	iHeart Communications, Inc., Senior Notes, 8.375%, 05/01/27	Caa1	3,555
800	Lionsgate Capital Holdings LLC, Senior Notes, 6.375%, 02/01/24 (g)	B2	828
1,365	MDC Partners, Inc., Senior Notes, 6.50%, 05/01/24 (g)	B3	1,235
630	Nexstar Broadcasting, Inc., Senior Notes, 5.625%, 08/01/24 (g)	B3	657
550	Nexstar Escrow, Inc., Senior Notes, 5.625%, 07/15/27 (g)	B3	579
445	Outfront Media Capital, LLC, Senior Notes, 5%, 08/15/27 (g)	B1	466
360	Scripps Company, Senior Notes, 5.875%, 07/15/27 (g)	B3	377
560	Sirius XM Radio, Inc., Senior Notes, 4.625%, 07/15/24 (g)	Ba3	585
620	Sirius XM Radio, Inc., Senior Notes, 5%, 08/01/27 (g)	Ba3	654
760	Terrier Media Buyer, Inc., Senior Notes, 8.875%, 12/15/27 (g)	Caa1	803
700	Townsquare Media, Inc., Senior Notes, 6.50%, 04/01/23 (g)	B3	710
			15,416
Building & Real Estate — .40%
425	Taylor Morrison Communities, Inc., Senior Notes, 5.875%, 04/15/23 (g)	Ba3	458

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2019 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$470	Weekley Homes LLC, Senior Notes, 6.625%, 08/15/25	B1	$489
			947
Building Products — .87%
680	ABC Supply Company, Inc., Senior Notes, 5.875%, 05/15/26 (g)	B3	722
295	New Enterprise Stone and Lime Company, Inc., Senior Notes, 6.25%, 03/15/26 (g)	B1	309
470	PGT Innovations, Inc., Senior Notes, 6.75%, 08/01/26 (g)	B2	503
290	Summit Materials LLC, Senior Notes, 5.125%, 06/01/25 (g)	B3	298
200	Summit Materials LLC, Senior Notes, 6.50%, 03/15/27 (g)	B3	216
			2,048
Cable Operators — 15.01%
1,600	Altice Financing S.A., Senior Notes, 7.50%, 05/15/26 (g)	B2	1,720
810	Altice France S.A., Senior Notes, 5.50%, 01/15/28 (g)	B2	831
1,400	Altice France S.A., Senior Notes, 7.375%, 05/01/26 (g)	B2	1,500
605	Altice France S.A., Senior Notes, 8.125%, 02/01/27 (g)	B2	685
2,890	Altice Luxembourg S.A., Senior Notes, 7.625%, 02/15/25 (g)	Caa1	2,995
1,120	Altice Luxembourg S.A., Senior Notes, 10.50%, 05/15/27 (g)	Caa1	1,284
475	C&W Senior Financing Designated Activity, Senior Notes, 6.875%, 09/15/27 (g)	B2	506
2,260	CCO Holdings, LLC, Senior Notes, 5.00%, 02/01/28 (g)	B1	2,370
1,658	CCO Holdings, LLC, Senior Notes, 5.125%, 05/01/27 (g)	B1	1,749
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$660	CCO Holdings, LLC, Senior Notes, 5.375%, 06/01/29 (g)	B1	$705
1,130	CCO Holdings, LLC, Senior Notes, 5.50%, 05/01/26 (g)	B1	1,189
865	CSC Holdings, LLC, Senior Notes, 5.75%, 01/15/30 (g)	B3	921
1,210	CSC Holdings, LLC, Senior Notes, 6.50%, 02/01/29 (g)	Ba3	1,349
1,300	CSC Holdings, LLC, Senior Notes, 6.625%, 10/15/25 (g)	Ba3	1,380
605	CSC Holdings, LLC, Senior Notes, 7.50%, 04/01/28 (g)	B3	683
1,215	CSC Holdings, LLC, Senior Notes, 7.75%, 07/15/25 (g)	B3	1,292
1,135	CSC Holdings, LLC, Senior Notes, 10.875%, 10/15/25 (g)	B3	1,267
855	Dish DBS Corporation, Senior Notes, 5.875%, 11/15/24	B1	871
835	Dish DBS Corporation, Senior Notes, 7.75%, 07/01/26	B1	883
555	GCI LLC, Senior Notes, 6.625%, 06/15/24 (g)	B3	600
225	LCPR Senior Secured Notes, 6.75%, 10/15/27 (g)	B1	240
770	Netflix, Inc., Senior Notes, 5.375%, 11/15/29 (g)	Ba3	818
1,555	Netflix, Inc., Senior Notes, 5.875%, 11/15/28	Ba3	1,720
2,625	Netflix, Inc., Senior Notes, 6.375%, 05/15/29	Ba3	2,963
665	Radiate Holdco, Senior Notes, 6.875%, 02/15/23 (g)	(e)	680
615	UPCB Finance IV Ltd, Senior Notes, 5.375%, 01/15/25 (g)	Ba3	632
310	Videotron Ltee, Senior Notes, 5%, 07/15/22	Ba1	327
355	Videotron Ltee, Senior Notes, 5.125%, 04/15/27 (g)	Ba1	380
490	Virgin Media Secured Finance, Plc, Senior Notes, 5.50%, 08/15/26 (g)	Ba3	511
1,186	VTR Finance B.V., Senior Notes, 6.875%, 01/15/24 (g)	B1	1,208

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2019 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$845	Ziggo Bond Finance B.V., Senior Notes, 6%, 01/15/27 (g)	B3	$883
			35,142
Chemicals — 3.12%
275	Compass Minerals International, Inc., Senior Notes, 6.75%, 12/01/27 (g)	B1	292
180	Consolidated Energy Finance, Senior Notes, 6.50%, 05/15/26 (g)	B1	169
420	Consolidated Energy Finance, Senior Notes, 6.875%, 06/15/25 (g)	B1	401
1,440	CVR Partners, L.P., Senior Notes, 9.25%, 06/15/23 (g)	B2	1,505
540	Element Solutions, Inc., Senior Notes, 5.875%, 12/01/25 (g)	B2	563
1,520	Kissner Holdings L.P., Senior Notes, 8.375%, 12/01/22 (g)	B3	1,590
200	Kraton Polymers LLC, Senior Notes, 5.25%, 05/15/26 (g) (EUR)	B3	232
560	Kraton Polymers LLC, Senior Notes, 7%, 04/15/25 (g)	B3	577
630	Neon Holdings, inc., Senior Notes, 10.125%, 04/01/26 (g)	B3	627
780	OCI N.V., Senior Notes, 6.625%, 04/15/23 (g)	B1	810
520	Univar Solutions USA, Senior Notes, 5.125%, 12/01/27 (g)	B2	543
			7,309
Consumer Products — 1.59%
605	Avon International, Operating Company, Senior Notes, 7.875%, 08/15/22 (g)	Ba1	631
235	Energizer Holdings, Inc., Senior Notes, 7.75%, 01/15/27 (g)	B2	263
325	Mattel Inc., Senior Notes, 5.875%, 12/15/27 (g)	B1	342
950	Prestige Brands, Inc., Senior Notes, 6.375%, 03/01/24 (g)	B3	986
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$670	Tempur Sealy International, Inc., Senior Notes, 5.50%, 06/15/26	B1	$705
775	Tempur Sealy International, Inc., Senior Notes, 5.625%, 10/15/23	B1	796
			3,723
Container — 2.56%
975	Ardagh Packaging Finance plc, Senior Notes, 5.25%, 08/15/27 (g)	B3	1,023
500	Ardagh Packaging Finance plc, Senior Notes, 6%, 02/15/25 (g)	B3	524
155	Berry Global Escrow Corporation, Senior Notes, 5.625%, 07/15/27 (g)	B2	167
100	Crown Cork and Seal Company, Inc., Senior Notes, 7.375%, 12/15/26	B1	119
203	Kleopatra Holdings 1 S.C.A., Senior Notes, 9.25%, 06/30/23 (k) (EUR)	(e)	109
865	Mauser Packaging Solutions, Senior Notes, 7.25%, 04/15/25 (g)	Caa2	856
325	Pactiv Corporation, Senior Notes, 7.95%, 12/15/25	Caa1	369
1,235	Reynolds Group Issuer, Inc., Senior Notes, 7%, 07/15/24 (g)	Caa1	1,278
100	Trivium Packaging Finance B.V., Senior Notes, 3.75%, 08/15/26 (g) (EUR)	B2	119
295	Trivium Packaging Finance B.V., Senior Notes, 5.50%, 08/15/26 (g)	B2	312
1,000	Trivium Packaging Finance B.V., Senior Notes, 8.50%, 08/15/27 (g)	Caa2	1,113
			5,989
Energy — 17.21%
375	Antero Resources Corporation, Senior Notes, 5.125%, 12/01/22	B1	336

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2019 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$633	Archrock Partners, Senior Notes, 6%, 10/01/22	B3	$639
310	Archrock Partners, Senior Notes, 6.25%, 04/01/28 (g)	B2	319
555	Archrock Partners, Senior Notes, 6.875%, 04/01/27 (g)	B2	586
757	Berry Petroleum Company, LLC, Senior Notes, 7%, 02/15/26 (g)	B3	702
160	Bruin E&P Partners, LLC, Senior Notes, 8.875%, 08/01/23 (g)	Caa1	104
985	Carrizo Oil & Gas, Inc., Senior Notes, 6.25%, 04/15/23	B2	997
905	Carrizo Oil & Gas, Inc., Senior Notes, 8.25%, 07/15/25	B2	928
795	Cheniere Corpus Christi Holdings, LLC, Senior Notes, 5.125%, 06/30/27	Ba1	881
525	Cheniere Corpus Christi Holdings, LLC, Senior Notes, 5.875%, 03/31/25	Ba1	591
800	Cheniere Corpus Christi Holdings, LLC, Senior Notes, 7%, 06/30/24	Ba1	922
760	Cheniere Energy Partners, L.P., Senior Notes, 4.50%, 10/01/29 (g)	Ba2	781
275	Cheniere Energy Partners, L.P., Senior Notes, 5.625%, 10/01/26	Ba2	291
710	Chesapeake Energy Corporation, Senior Notes, 11.50%, 01/01/25 (g)	Caa2	671
710	Citgo Holding, Inc., Senior Notes, 9.25%, 08/01/24 (g)	Caa1	761
205	Covey Park Energy, LLC, Senior Notes, 7.50%, 05/15/25 (g)	B3	176
1,190	CrownRock, L.P., Senior Notes, 5.625%, 10/15/25 (g)	B2	1,214
156	CSI Compressco LP, Senior Notes, 7.25%, 08/15/22	Caa2	143
580	CSI Compressco LP, Senior Notes, 7.50%, 04/01/25 (g)	B1	570
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$795	DCP Midstream, LLC, Senior Notes, 6.75%, 09/15/37 (g)	Ba2	$841
650	DCP Midstream, LLC, Senior Notes, 7.375%, (h)	B1	611
470	DCP Midstream, LLC, Senior Notes, 8.125%, 08/16/30	Ba2	576
465	Endeavor Energy Resources, L.P., Senior Notes. 5.50%, 01/30/26 (g)	B1	480
598	Endeavor Energy Resources, L.P., Senior Notes. 5.75%, 01/30/28 (g)	B1	628
565	EnLink Midstream Partners, L.P., Senior Notes, 4.40%, 04/01/24	Ba1	548
1,090	Exterran NRG Solutions, Senior Notes, 8.125%, 05/01/25	B1	1,076
1,120	Gulfport Energy Corporation, Senior Notes, 6.375%, 05/15/25	B3	711
1,291	Jagged Peak Energy LLC, Senior Notes, 5.875%, 05/01/26	B3	1,331
625	Kosmos Energy Ltd., Senior Notes, 7.125%, 04/04/26 (g)	B2	636
1,765	Magnolia Oil and Gas Operating LLC, Senior Notes, 6%, 08/01/26 (g)	B3	1,814
1,745	Matador Resources Company, Senior Notes, 5.875%, 09/15/26	B2	1,754
1,410	NGL Energy Partners L.P., Senior Notes, 7.50%, 11/01/23	B2	1,410
1,230	NGL Energy Partners L.P., Senior Notes, 7.50%, 04/15/26 (g)	B2	1,190
435	Nustar Logistics, L.P., Senior Notes, 5.625%, 04/28/27	Ba2	447
500	Nustar Logistics, L.P., Senior Notes, 6%, 06/01/26	Ba2	529
860	Parsley Energy, LLC, , Senior Notes, 5.625%, 10/15/27 (g)	Ba3	908
1,165	PDC Energy, Senior Notes, 5.75%, 05/15/26	B1	1,156

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2019 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,675	Petrobras Global Finance, Senior Notes, 7.375%, 01/17/27	Ba2	$2,041
515	QEP Resrouces, Inc., Senior Notes, 5.25%, 05/01/23	Ba3	511
490	QEP Resrouces, Inc., Senior Notes, 5.625%, 03/01/26	Ba3	478
3,020	Seven Generations Energy Ltd., Senior Notes, 5.375%, 09/30/25 (g)	Ba3	3,043
240	Summit Midstream Holdings, LLC, Senior Notes, 5.50%, 08/15/22	B1	212
230	Summit Midstream Holdings, LLC, Senior Notes, 5.75%, 04/15/25	B1	176
200	Summit Midstream Partners, LP, Senior Notes, 9.50%, (h)	B3	98
795	Tallgrass Energy Partners, L.P., Senior Notes, 5.50%, 09/15/24 (g)	Ba3	799
295	Targa Resources Partners, L.P., Senior Notes, 6.50%, 07/15/27 (g)	Ba3	323
435	Targa Resources Partners, L.P., Senior Notes, 6.875%, 01/15/29 (g)	Ba3	482
785	TransMontaigne Partners, L.P., Senior Notes 6.125%, 02/15/26	B3	771
445	Transocean, Inc., Senior Notes, 5.875%, 01/15/24 (g)	B1	455
450	USA Compression Partners, L.P., Senior Notes, 6.875%, 04/01/26	B3	473
390	USA Compression Partners, L.P., Senior Notes, 6.875%, 09/01/27	B3	406
85	Vine Oil & Gas, L.P., Senior Notes, 8.75%, 04/15/23 (g)	Caa2	42
905	Vine Oil & Gas, L.P., Senior Notes, 9.75%, 04/15/23 (g)	Caa2	453
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$670	Whiting Petroleum Corporation, Senior Notes, 5.75%, 03/15/21	B2	$633
603	WPX Energy, Inc., Senior Notes 5.25%, 10/15/27	B1	636
			40,290
Entertainment & Leisure — 1.67%
1,450	AMC Entertainment Holdings, Senior Subordinated Notes, 5.75%, 06/15/25	B3	1,334
448	AMC Entertainment Holdings, Senior Subordinated Notes, 5.875%, 11/15/26	B3	403
215	Cedar Fair, L. P., Senior Notes, 5.25%, 07/15/29 (g)	B1	232
650	Cedar Fair, L. P., Senior Notes, 5.375%, 04/15/27	B1	696
440	Live Nation Entertainment Inc., Senior Notes, 4.75%, 10/15/27 (g)	Ba3	455
200	Motion Bondco DAC, Senior Notes, 6.625%, 11/15/27 (g)	B3	211
545	Silversea Cruise Finance Ltd., Senior Notes, 7.25%, 02/01/25 (g)	Baa2	576
			3,907
Financial — 10.68%
695	Acrisure, LLC, Senior Notes, 7%, 11/15/25 (g)	Caa2	671
890	Acrisure, LLC, Senior Notes, 8.125%, 02/15/24 (g)	B2	966
390	Acrisure, LLC, Senior Notes, 10.125%, 08/01/26 (g)	Caa2	418
325	Alliant Holdings, Senior Notes, 6.75%, 10/15/27 (g)	Caa2	348
810	AmWins Group, Inc., Senior Notes, 7.75%, 07/01/26 (g)	B3	895
1,685	Banco Do Brasil S.A. (Cayman), 9% (h)	B2	1,910
700	Banco Santander S.A., Senior Notes, 6.75%, (h) (EUR)	Ba1	866
345	Barclays PLC, 7.875%, (h) (GBP)	Ba3	507
340	Barclays PLC, 7.875%, (h) (GBP)	Ba3	499

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2019 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$330	Cabot Financial (Luxembourg) S.A., Senior Notes, 7.50%, 10/01/23 (GBP)	B1	$453
300	Cabot Financial (Luxembourg) S.A., Senior Notes, 7.50%, 10/01/23 (g) (GBP)	B1	412
325	CIT Group, Inc., Senior Notes, 5.25%, 03/07/25	Ba1	359
295	CIT Group, Inc., Subordinate Notes, 6.125%, 03/09/28	Ba1	348
390	Credit Agricole SA, 6.50%, (h) (EUR)	(e)	472
765	Credit Suisse Group AG, 7.125%, (h)	Ba2	820
885	Credit Suisse Group AG, 7.50%, (g)(h)	(e)	998
780	DAE Funding, LLC, Senior Notes, 5.25%, 11/15/21 (g)	Ba2	809
750	DNB Bank ASA, Senior Notes, 6.50%, (h)	Baa3	794
585	GTCR AP Finance, Inc., Senior Notes, 8%, 05/15/27 (g)	Caa2	608
770	Hub Holdings LLC, Senior Notes, 7%, 05/01/26 (g)	Caa2	816
1,305	Icahn Enterprises, L.P., Senior Notes, 6.25%, 05/15/26	Ba3	1,390
980	Itau Unibankco Holding S.A., Senior Notes, 6.125%, (g)(h)	B2	1,020
325	Ladder Capital Finance Holdings LLLP, Senior Notes, 5.875%, 08/01/21 (g)	Ba3	330
930	LPL Holdings, Inc., Senior Notes, 5.75%, 09/15/25 (g)	B1	973
1,115	Navient Corporation, Senior Notes, 6.125%, 03/25/24	Ba3	1,210
130	Navient Corporation, Senior Notes, 6.75%, 06/25/25	Ba3	144
215	Navient Corporation, Senior Notes, 6.75%, 06/15/26	Ba3	236
715	Navient Corporation, Senior Notes, 7.25%, 09/25/23	Ba3	810
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$740	Royal Bank of Scotland Group, plc, Junior Subordinated Notes, 8.625% (h)	Ba2	$796
755	Springleaf Finance Corporation, Senior Notes, 6.125%, 03/15/24	Ba3	829
390	Springleaf Finance Corporation, Senior Notes, 6.625%, 01/15/28	Ba3	438
810	Springleaf Finance Corporation, Senior Notes, 6.875%, 03/15/25	Ba3	920
300	Springleaf Finance Corporation, Senior Notes, 7.125%, 03/15/26	Ba3	347
450	Standard Chartered PLC, 7.50%, (g)(h)	Ba1	482
1,050	UBS Group AG, Senior Notes, 7.125%, (h)	Ba1	1,115
			25,009
Food/Tobacco — 3.59%
1,425	B&G Foods, Inc., Senior Notes, 5.25%, 04/01/25	B2	1,468
610	B&G Foods, Inc., Senior Notes, 5.25%, 09/15/27	B2	609
1,405	Chobani LLC., Senior Notes, 7.50%, 04/15/25 (g)	Caa2	1,409
770	Cosan Luxembourg S.A., Senior Notes, 7%, 01/20/27 (g)	Ba2	839
245	Darling Ingredients, Inc., Senior Notes, 5.25%, 04/15/27 (g)	Ba3	260
520	FAGE International S.A., Senior Notes, 5.625%, 08/15/26 (g)	B2	477
1,330	Minerva Luxembourg S.A., Senior Notes, 6.50%, 09/20/26 (g)	(e)	1,411
485	Post Holdings, Inc., Senior Notes, 5.625%, 01/15/28 (g)	B2	521
330	Post Holdings, Inc., Senior Notes, 5.75%, 03/01/27 (g)	B2	354
335	Post Holdings, Inc., Senior Notes, 8%, 07/15/25 (g)	B2	358

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2019 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$700	Sigma Holdco., B.V., Senior Notes, 7.875%, 05/15/26 (g)	B3	$699
			8,405
Gaming — 5.34%
580	Boyd Gaming Corporation, Senior Notes, 6%, 08/15/26	B3	623
460	Caesar's Resorts, Senior Notes, 5.25%, 10/15/25 (g)	B3	476
275	Cirsa Finance International, S.A.R.L., Senior Notes, 6.25%, 12/20/23 (g) (EUR)	B2	326
1,152	Cirsa Finance International, S.A.R.L., Senior Notes, 7.875%, 12/20/23 (g)	B2	1,215
593	Eldorado Resorts, Inc., Senior Notes, 6%, 09/15/26	B2	653
1,165	International Game Technology Plc, Senior Notes, 6.25%, 01/15/27 (g)	Ba2	1,311
200	Melco Resorts Finance, Senior Notes, 5.375%, 12/04/29 (g)	Ba2	206
315	MGM China Holdings, Limited, Senior Notes, 5.375%, 05/15/24 (g)	Ba3	328
315	MGM China Holdings, Limited, Senior Notes, 5.875%, 05/15/26 (g)	Ba3	334
435	MGM Growth Prop. Operating Partnership L.P., Senior Notes, 5.75%, 02/01/27 (g)	B1	486
605	MGM Resorts International, Senior Notes, 6%, 03/15/23	Ba3	665
325	Scientific Games International Inc., Senior Notes, 7%, 05/15/28 (g)	Caa1	348
325	Scientific Games International Inc., Senior Notes, 7.25%, 11/15/29 (g)	Caa1	353
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,240	Scientific Games International Inc., Senior Notes, 8.25%, 03/15/26 (g)	Caa1	$1,366
1,235	Stars Group Holdings B.V., Senior Notes, 7%, 07/15/26 (g)	Caa1	1,332
390	VICI Properties, Senior Notes, 4.625%, 12/01/29 (g)	B1	407
1,390	Wynn Las Vegas, LLC, Senior Notes, 5.25%, 05/15/27 (g)	B1	1,475
585	Wynn Macau Ltd., Senior Notes, 5.50%, 10/01/27 (g)	B1	608
			12,512
Healthcare — 11.10%
770	Avantor Inc., Senior Notes, 6%, 10/01/24 (g)	Ba2	820
4,505	Avantor Inc., Senior Notes, 9%, 10/01/25 (g)	B3	5,034
1,495	Bausch Health Companies, Inc., Senior Notes, 7%, 03/15/24 (g)	Ba2	1,555
760	Bausch Health Companies, Inc., Senior Notes, 7.25%, 05/30/29 (g)	B3	867
1,920	Bausch Health Companies, Inc., Senior Notes, 8.50%, 01/31/27 (g)	B3	2,189
1,060	Bausch Health Companies, Inc., Senior Notes, 9%, 12/15/25 (g)	B3	1,204
1,600	Bausch Health Companies, Inc., Senior Notes, 9.25%, 04/01/26 (g)	B3	1,840
155	Catalent Pharma Solutions, Inc., Senior Notes, 5%, 07/15/27 (g)	B3	162
545	Centene Corporation, Senior Notes, 4.25%, 12/15/27 (g)	Ba1	561
775	Centene Corporation, Senior Notes, 4.625%, 12/15/29 (g)	Ba1	816
655	Change Healthcare Holdings LLC, Senior Notes, 5.75%, 03/01/25 (g)	Caa1	676
850	DaVita Healthcare Partners, Inc., Senior Notes, 5%, 05/01/25	Ba3	873

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2019 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$850	DaVita Healthcare Partners, Inc., Senior Notes, 5.125%, 07/15/24	Ba3	$871
230	Eagle Holding Company II, LLC, Senior Notes, 7.625%, 05/15/22 (g)	Caa1	233
1,075	Eagle Holding Company II, LLC, Senior Notes, 7.75%, 05/15/22 (g)	Caa1	1,091
560	Envision Healthcare Corporation, Senior Notes, 8.75%, 10/15/26 (g)	Caa2	349
230	HCA, Incorporated, Senior Notes, 5.625%, 09/01/28	Ba2	263
575	HCA, Incorporated, Senior Notes, 5.875%, 02/15/26	Ba2	654
450	HCA, Incorporated, Senior Notes, 5.875%, 02/01/29	Ba2	520
450	MPT Operating Partnership, L.P., Senior Notes, 6.375%, 03/01/24	Ba1	465
25	NVA Holdings, Inc, Senior Notes, 6.875%, 04/01/26 (g)	Caa2	27
210	Regional Care Hospital Partners Holdings, Inc., Senior Notes, 8.25%, 05/01/23 (g)	B1	223
1,030	Regional Care Hospital Partners Holdings, Inc., Senior Notes, 9.75%, 12/01/26 (g)	Caa1	1,166
435	Select Medical Corporation, Senior Notes, 6.25%, 08/15/26 (g)	B3	471
1,050	Tenet Healthcare Corporation, Senior Notes, 8.125%, 04/01/22	Caa1	1,162
575	Teva Pharma Finance Netherlands III BV, Senior Notes, 2.80%, 07/21/23	Ba2	533
360	Teva Pharma Finance Netherlands III BV, Senior Notes, 6%, 04/15/24	Ba2	363
970	Teva Pharma Finance Netherlands III BV, Senior Notes, 7.125%, 01/31/25 (g)	Ba2	992
			25,980
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Information Technology — 4.39%
$60	EIG Investors Corporation, Senior Notes, 10.875%, 02/01/24	Caa1	$60
630	Qorvo, Inc., Senior Notes, 5.50%, 07/15/26	Ba1	669
1,200	Refinitiv US Holdings, Inc., Senior Notes, 6.25%, 05/15/26 (g)	B2	1,310
310	Refinitiv US Holdings, Inc., Senior Notes, 6.875%, 11/15/26 (g) (EUR)	Caa2	394
2,190	Refinitiv US Holdings, Inc., Senior Notes, 8.25%, 11/15/26 (g)	Caa2	2,466
2,945	Solera, LLC, Senior Notes, 10.50%, 03/01/24 (g)	Caa1	3,122
750	SS&C Technologies, Inc., Senior Notes, 5.50%, 09/30/27 (g)	B2	801
620	Uber Technologies, Inc., Senior Notes, 7.50%, 09/15/27 (g)	B3	635
780	Uber Technologies, Inc., Senior Notes, 7.50%, 11/01/23 (g)	B3	816
			10,273
Lodging — .63%
825	Marriott Ownership Resorts, Inc., Senior Notes, 6.50%, 09/15/26	Ba3	899
550	Ryman Hospitality Group, Senior Notes, 4.75%, 10/15/27 (g)	B1	568
			1,467
Manufacturing — 1.33%
1,509	Apex Tool Group, LLC, Senior Notes, 9%, 02/15/23 (g)	Caa1	1,358
260	Colfax Corporation, Senior Notes, 6%, 02/15/24 (g)	Ba2	277
170	Colfax Corporation, Senior Notes, 6.375%, 02/15/26 (g)	Ba2	185

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2019 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,055	Sensata Technologies UK Financing Company plc, Senior Notes, 6.25%, 02/15/26 (g)	Ba3	$1,139
150	Welbilt, Inc., Senior Notes, 9.50%, 02/15/24	Caa1	159
			3,118
Metals & Mining — 5.80%
200	Alcoa Nederland Holding B.V., Senior Notes, 6.75%, 09/30/24 (g)	Ba1	211
600	Alcoa Nederland Holding B.V., Senior Notes, 7%, 09/30/26 (g)	Ba1	653
910	Aleris International, Inc., Senior Notes, 10.75%, 07/15/23 (g)	Caa2	946
1,310	Big River Steel, LLC, Senior Notes, 7.25%, 09/01/25 (g)	B3	1,379
1,000	Constellium N.V., Senior Notes, 5.75%, 05/15/24 (g)	B2	1,028
1,795	Constellium N.V., Senior Notes, 6.625%, 03/01/25 (g)	B2	1,862
610	FMG Resources Pty. Ltd., Senior Notes, 5.125%, 05/15/24 (g)	Ba1	647
505	FMG Resources Pty. Ltd., Senior Notes, 5.125%, 03/15/23 (g)	Ba1	533
310	Freeport McMoran, Inc., Senior Notes, 5%, 09/01/27	Ba1	326
320	Freeport McMoran, Inc., Senior Notes, 5.25%, 09/01/29	Ba1	342
845	Freeport McMoran, Inc., Senior Notes, 5.40%, 11/14/34	Ba1	883
210	Hecla Mining Company, Senior Notes, 6.875%, 05/01/21	Caa2	209
595	HudBay Minerals, Inc., Senior Notes, 7.25%, 01/15/23 (g)	B3	616
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$185	HudBay Minerals, Inc., Senior Notes, 7.625%, 01/15/25 (g)	B3	$195
785	New Gold Inc., Senior Notes, 6.375%, 05/15/25 (g)	Caa1	728
630	Novelis Corporation, Senior Notes, 6.25%, 08/15/24 (g)	B2	661
880	Ryerson Inc., Senior Secured Notes, 11%, 05/15/22 (g)	B3	928
320	Steel Dynamics, Inc., Senior Notes, 5%, 12/15/26	Baa3	340
165	Steel Dynamics, Inc., Senior Notes, 5.50%, 10/01/24	Baa3	169
870	Zekelman Industries, Senior Notes, 9.875%, 06/15/23 (g)	B3	917
			13,573
Other Telecommunications — 1.40%
650	Level 3 Financing, Inc., Senior Notes, 4.625%, 09/15/27 (g)	Ba3	665
225	Level 3 Financing, Inc., Senior Notes, 5.25%, 03/15/26	Ba3	234
275	Level 3 Financing, Inc., Senior Notes, 5.375%, 05/01/25	Ba3	284
780	Zayo Group, LLC, Global Notes, 5.75%, 01/15/27 (g)	B3	793
1,255	Zayo Group, LLC, Global Notes, 6.375%, 05/15/25	B3	1,293
			3,269
Publishing — .12%
335	Harland Clarke Holdings Corporation, Senior Notes, 8.375%, 08/15/22 (g)	B3	273
Restaurants — .76%
170	YUM Brands, Inc., Senior Notes, 4.75%, 01/15/30 (g)	B1	178
723	YUM Brands, Inc., Senior Notes, 5.35%, 11/01/43	B1	721
760	YUM Brands, Inc., Senior Notes, 6.875%, 11/15/37	B1	882
			1,781

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2019 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Retail — .12%
$255	William Carter Company, Senior Notes, 5.625%, 03/15/27 (g)	Ba2	$274
Satellites — 4.09%
815	Connect Finco Sarl, Senior Notes, 6.75%, 10/01/26 (g)	B1	862
480	Gogo Intermediate Financing, Senior Notes, 9.875%, 05/01/24 (g)	B3	509
1,750	Hughes Satellite Systems, Inc., Senior Notes, 6.625%, 08/01/26	B2	1,938
685	Intelsat Jackson Holdings Ltd., Senior Notes, 8.50%, 10/15/24 (g)	Caa2	625
2,380	Intelsat Jackson Holdings Ltd., Senior Notes, 9.50%, 09/30/22 (g)	B1	2,695
475	Intelsat Jackson Holdings Ltd., Senior Notes, 9.75%, 07/15/25 (g)	Caa2	439
1,260	Iridium Communications, Inc., Senior Notes, 10.25%, 04/15/23 (g)	Caa1	1,351
640	Telesat Canada, Senior Notes, 6.50%, 10/15/27 (g)	B3	666
450	Viasat, Inc., Senior Notes, 5.625%, 04/15/27 (g)	B1	482
			9,567
Services — 6.12%
610	Allied Universal Holdco, LLC, Senior Secured Notes, 9.75%, 07/15/27 (g)	Caa2	653
730	Ascend Learning, LLC, Senior Notes, 6.875%, 08/01/25 (g)	Caa2	767
867	Avis Budget Car Rental, LLC, Senior Notes, 6.375%, 04/01/24 (g)	B1	900
590	CDW LLC, Senior Notes, 4.25%, 04/01/28	Ba2	619
640	EG Global Finance plc, Senior Notes, 6.75%, 02/07/25 (g)	B2	651
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$360	EG Global Finance plc, Senior Notes, 8.50%, 10/30/25 (g)	B2	$382
790	Fair Isaac Corporation, Senior Notes, 5.25%, 05/15/26 (g)	Ba2	863
95	GFL Enironmental, Inc., Senior Notes, 7%, 06/01/26 (g)	Caa2	100
780	GFL Enironmental, Inc., Senior Notes, 8.50%, 05/01/27 (g)	Caa2	854
800	HD Supply, Senior Notes, 5.375%, 10/15/26 (g)	Ba2	848
1,440	H&E Equipment Services, Senior Notes, 5.625%, 09/01/25	B2	1,512
840	Hertz Corporation, Senior Notes, 5.50%, 10/15/24 (g)	B3	863
315	Hertz Corporation, Senior Notes, 7.125%, 08/01/26 (g)	B3	341
1,470	Laureate Education, Inc., Senior Notes, 8.25%, 05/01/25 (g)	B3	1,586
515	MSCI, Inc., Senior Notes, 4%, 11/15/29 (g)	Ba2	522
515	Performance Food Group, Inc., Senior Notes, 5.50%, 10/15/27 (g)	B1	548
660	Prime Security Services Borrower, LLC, Senior Notes, 5.25%, 04/15/24 (g)	Ba3	698
280	Prime Security Services Borrower, LLC, Senior Notes, 5.75%, 04/15/26 (g)	Ba3	303
709	Prime Security Services Borrower, LLC, Senior Notes, 9.25%, 05/15/23 (g)	B3	741
520	United Rentals (North America), Inc., Senior Notes, 6.50%, 12/15/26	Ba3	571
			14,322
Supermarkets — 1.72%
545	Albertsons Companies, LLC, Senior Notes, 5.875%, 02/15/28 (g)	B3	578

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2019 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,007	Albertsons Companies, LLC, Senior Notes, 6.625%, 06/15/24	B3	$1,054
370	Albertsons Companies, LLC, Senior Notes, 7.45%, 08/01/29	(e)	378
895	Albertsons Companies, LLC, Senior Notes, 7.50%, 03/15/26 (g)	B3	1,006
220	Albertsons Companies, LLC, Senior Notes, 8%, 05/01/31	(e)	227
680	Iceland Bondco, Plc, Senior Notes, 4.625%, 03/15/25 (GBP)	B2	785
			4,028
Utilities — 7.24%
535	AES Corporation, Senior Notes, 5.125%, 09/01/27	Ba1	571
1,200	AES Corporation, Senior Notes, 6%, 05/15/26	Ba1	1,278
795	Calpine Corporation, Senior Notes, 5.125%, 03/15/28 (g)	B2	811
380	Calpine Corporation, Senior Notes, 5.875%, 01/15/24 (g)	Ba2	388
723	Clearway Energy Operating LLC, Senior Notes, 5.75%, 10/15/25	Ba2	763
203	Edison International, Senior Notes, 2.40%, 09/15/22	Baa3	201
635	Eskom Holdings SOC Limited, Senior Notes, 6.75%, 08/06/23	Caa1	647
1,695	General Electric Company, Senior Notes, 5% (h)	Baa3	1,661
815	NextEra Energy Operating Partners, L.P., Senior Notes, 4.25%, 09/15/24 (g)	Ba1	848
570	NextEra Energy Operating Partners, L.P., Senior Notes, 4.25%, 07/15/24 (g)	Ba1	593
670	NextEra Energy Operating Partners, L.P., Senior Notes, 4.50%, 09/15/27 (g)	Ba1	697
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$620	NiSource, Incorporated, Senior Notes, 5.65%, (h)	(e)	$635
340	NRG Energy, Inc., Senior Notes, 5.25%, 06/15/29 (g)	Ba2	368
540	NRG Energy, Inc., Senior Notes, 6.625%, 01/15/27	Ba2	587
2,795	NRG Energy, Inc., Senior Notes, 7.25%, 05/15/26	Ba2	3,054
1,795	TerraForm Global Operating, LLC, Senior Notes 6.125%, 03/01/26 (g)	Ba3	1,867
145	Vistra Energy Corporation, Senior Notes, 8%, 01/15/25 (g)	Ba2	151
530	Vistra Energy Corporation, Senior Notes, 8.125%, 01/30/26 (g)	Ba2	567
390	Vistra Operations Company, LLC, Senior Notes, 5%, 07/31/27 (g)	Ba2	407
800	Vistra Operations Company, LLC, Senior Notes, 5.50%, 09/01/26 (g)	Ba2	846
			16,940
Wireless Communications — 2.37%
770	MTN (Mauritius) Investments, Ltd., Senior Notes, 6.50%, 10/13/26	Ba1	853
410	Sprint Communications, Inc., Senior Notes, 11.50%, 11/15/21	B3	468
2,310	Sprint Corporation, Senior Notes, 7.125%, 06/15/24	B3	2,489
1,455	T-Mobile, USA, Inc., Senior Notes, 6.50%, 01/15/26	Ba2	1,553
180	VB-S1 Issuer LLC, Senior Notes, 6.901%, 06/15/46 (g)	(e)	189
			5,552
	Total Corporate Debt Securities (Total cost of $270,144)		280,431

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2019 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CONVERTIBLE DEBT SECURITIES — .04% (d)(f)
Energy — .04%
$115	Cheniere Energy, Inc., Senior Notes, 4.25%, 03/15/45	(e)	$90
	Total Convertible Debt Securities (Total cost of $89)		90
BANK DEBT SECURITIES — 12.58% (d)(f)
Aerospace & Defense — .40%
324	Dynasty Acquisition Co., Inc., 5.945%, 04/06/26	B2	326
603	Dynasty Acquisition Co., Inc., 5.945%, 04/06/26	B2	607
			933
Automotive — .15%
354	Panther BF Aggregator 2 LP, 5.305%, 04/30/26	Ba3	355
Broadcasting — .76%
570	iHeart Communications, Inc., 8.443%, 01/30/20 (a)(b)(i)	(e)	416
361	iHeart Communications, Inc., 5.691%, 05/01/26	B1	364
1,010	Univision Communications, 4.549%, 03/15/24	B2	996
			1,776
Building Products — .10%
249	SRS Distribution, Inc., 5.049%, 05/23/25	B3	247
Consumer Products — .11%
267	ABG Intermediate Holdings 2, LLC, 5.299%, 09/26/24	B1	268
Container — .33%
788	BWAY Holding Company, Inc., 5.234%, 04/03/24	B2	784
Energy — 1.35%
359	Brazos Delaware II, LLC, 5.785%, 05/21/25	B3	306
810	Chesapeake Energy Corporation, 9.71%, 06/09/24	B3	833
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$977	Felix Energy LLC, 8.401%, 08/09/22, Acquisition Date 08/09/17-03/01/19, Cost $967 (i)(j)	(e)	$967
570	Prairie ECI Aquiror LP, 6.695%, 03/11/26	B1	565
485	Stonepeak Lonestar, 6.299%, 10/19/26	B1	484
			3,155
Financial — .13%
296	Hub International Limited, 4.690%, 04/25/25	B2	295
Gaming — .21%
481	Scientific Games International, Inc., 4.549%, 08/14/24	B1	482
Healthcare — 1.22%
625	Regional Care Hospital Partners, 6.299%, 11/17/25	B1	630
960	Sunshine Luxembourg VII, 6.195%, 10/01/26	B2	968
794	Wink Holdco, Inc., 4.799%, 12/02/24	B2	794
470	Wink Holdco, Inc., 8.55%, 12/01/25	Caa1	470
			2,862
Informational Technologies — 1.12%
789	Cypress Intermediate Holdings III, Inc., 4.55%, 04/29/24	B2	790
1,181	Financial & Risk US Holdings, Inc., 5.049%, 10/01/25	B2	1,191
631	Infor (US) Inc., 4.695%, 02/01/22	Ba3	634
			2,615
Manufacturing — .13%
303	Filtration Group Corporation, 4.799%, 03/29/25	B2	304
Metals and Mining — .57%
1,281	Aleris International, Inc., 6.555%, 02/27/23	B3	1,280

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2019 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
BANK DEBT SECURITIES — continued
$54	Big River Steel, LLC, 6.945%, 08/23/23	B3	$53
			1,333
Other Telecommunications — .33%
784	Stonepeak Claremont Merger, 4.799%, 03/20/24	B2	775
Satellites — .59%
1,355	Iridium Satellite LLC, 5.542%, 11/04/26	B1	1,371
Services — 2.45%
1,563	Kronos, Inc., 4.909%, 11/01/23	B2	1,570
1,650	Kronos, Inc., 10.159%, 11/01/24	Caa2	1,680
320	Renaissance Holding Corp., 8.799%, 05/29/26	Caa2	299
623	Travelport Finance (Luxembourg) S.a.r.l., 6.945%, 05/29/26	B2	581
1,174	Ultimate Software Group, Inc., 5.549%, 05/04/26	B2	1,181
424	Weight Watchers, 6.72%, 11/29/24	Ba2	424
			5,735
Utilities — .70%
629	Brookfield Wec Holdings, Inc., 5.299%, 08/01/25	B2	633
758	PG&E Corp., 3.97%, 12/31/20	(e)	758
252	PG&E Corp., Delayed Draw, 2.25%, 12/31/20	(e)	252
			1,643
Wireless Communications — 1.93%
4,460	Asurion LLC, 8.299%, 08/04/25	B3	4,511
	Total Bank Debt Securities (Total cost of $29,437)		29,444
Shares		Moody's Rating (Unaudited)	Value (Note 1)
PREFERRED STOCK — 3.98% (d)(f)
Energy — 1.73%
3,750	Targa Resources Corp., Series A, Convertible, 9.50%, Acquisition Date 10/26/17, Cost $4,133 (j)	(e)	$4,051
Healthcare — .60%
22,270	Avantor, Inc., Series A, Convertible, 6.25%,	(e)	1,403
Manufacturing — .40%
790	Danaher Corporation, Convertible, 4.75%	(e)	931
Utilities — 1.25%
11,400	American Electric Power, Convertible, 6.125%,	(e)	617
13,100	NextEra Energy, Inc., Equity Units, 4.872%	(e)	672
7,714	Sempra Energy, Convertible, 6%	(e)	926
13,358	Southern Company, Equity Units, 6.75%	(e)	720
			2,935
	Total Preferred Stock (Total cost of $8,736)		9,320
COMMON STOCK — .40% (d)(f)
53,919	Clear Channel Outdoor Holdings, Inc. (c)		154
7,693	iHeartMedia, Inc., (c)		130
2,672	NextEra Energy, Inc.,		647
			931
	Total Common Stock (Total cost of $985)		931
WARRANTS — .10% (d)(f)
14,928	iHeartMedia, Inc., warrants, (c)		235
	Total Warrants (Total cost of $264)		235

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2019 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
SHORT-TERM INVESTMENTS — .93% (d)(f)
U. S. Government Agency Debt — .93%
$2,188	Federal Home Loan Banks, Discount Note, 1.00%, Due 01/02/20	P-1	$2,188
	Total Short-Term Investments (Total cost of $2,188)		2,188
	TOTAL INVESTMENTS — 137.83 (Total cost of $311,843)		322,639
	CASH AND OTHER ASSETS LESS LIABILITIES — (37.83)% (d)		(88,554)
	NET ASSETS — 100.00%		$234,085

(a)  Denotes income is not being accrued.

(b)  Denotes issuer is in bankruptcy proceedings.

(c)  Non-income producing.

(d)  Percentages indicated are based on total net assets to common shareholders of $234,085.

(e)  Not rated.

(f)  All of the Fund's investments and other assets are pledged as collateral in accordance with a credit agreement with The Bank of Nova Scotia.

(g)  Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Unless otherwise noted, 144A Securities are deemed to be liquid. See Note 1 of the Note to Schedule of Investments for valuation policy. Total market value of Rule 144A securities amounted to $187,246 as of December 31, 2019.

(h)  Perpetual security with no stated maturity date.

(i)  Level 3 in fair value hierarchy. See Note 1.

(j)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 (restricted security). Total market value of restricted securities (excluding Rule 144A securities) amounted to $5,018 or 2.14% of total net assets as of December 31, 2019.

(k)  Pay-In-Kind

(EUR) Euro

(GBP) British Pound

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Assets and Liabilities
December 31, 2019
(Dollars in thousands, except shares and per share amounts)

Assets:
INVESTMENTS IN SECURITIES, at value (Identified cost of $311,843 see Schedule of Investments and Note 1)	$322,639
CASH	1,028
RECEIVABLES:
Investment securities sold	368
Interest and dividends	4,727
PREPAID EXPENSES	95
UNREALIZED GAIN ON CURRENCY AND FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 7)	18
Total assets	$328,875
Liabilities:
CREDIT AGREEMENT (Note 4)	$91,000
PAYABLES:
Investment securities purchased	1,956
Dividend on common stock	1,344
Interest on loan (Note 4)	7
ACCRUED EXPENSES (Note 3)	231
UNREALIZED LOSS ON CURRENCY AND FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 7)	252
Total liabilities	$94,790
Net Assets	$234,085
Represented By:
COMMON STOCK:
$0.01 par value, 40,000,000 shares authorized, 23,368,918 shares issued and outstanding	$234
CAPITAL IN EXCESS OF PAR VALUE	239,609
DISTRIBUTABLE EARNINGS	(5,758)
Net Assets Applicable To Common Stock (Equivalent to $10.02 per share, based on 23,368,918 shares outstanding)	$234,085

Statement of Operations
For the Year Ended
December 31, 2019 (Dollars in thousands)

Investment Income: (Note 1)
Interest income	$19,661
Dividend income	415
Other income	12
Total investment income	$20,088
Expenses:
Cost of leverage:
Interest expense (Note 4)	$2,867
Loan fees (Note 4)	14
Total cost of leverage	$2,881
Professional services:
Investment Advisor (Note 3)	$1,106
Custodian and transfer agent	240
Legal	240
Audit	59
Total professional services	$1,645
Administrative:
General administrative (Note 6)	$513
Directors	273
Insurance	135
Shareholder communications	37
Shareholder meeting	28
NYSE	25
Miscellaneous	3
Total administrative	$1,014
Total expenses	$5,540
Net investment income	$14,548
Realized and Unrealized Gain (Loss) on Investment Activities:
Realized loss on investments and currencies, net	$(3,571)
Change in net unrealized appreciation on investments and other financial instruments	$30,638
Net gain on investments	$27,067
Net increase in net assets resulting from operations	$41,615

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statements of Changes in Net Assets (Dollars in thousands, except shares and per share amounts)

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
From Operations:
Net investment income	$14,548	$15,427
Realized loss on investments and currencies, net	(3,571)	(2,155)
Change in net unrealized appreciation (depreciation) on investments and other financial instruments	30,638	(27,358)
Net increase (decrease) in net assets resulting from operations	$41,615	$(14,086)
Distributions to Common Stockholders:
Distributable earnings ($.66 and $.70 per share in 2019 and 2018, respectively)	$(15,423)	$(16,265)
Total net increase (decrease) in net assets	$26,192	$(30,351)
Net Assets Applicable to Common Stock:
Beginning of period	$207,893	$238,244
End of period	$234,085	$207,893

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period

	For the Years Ended December 31,
	2019	2018	2017	2016	2015
NET ASSET VALUE:
Beginning of period	$8.90	$10.19	$9.89	$8.84	$10.09
NET INVESTMENT INCOME	.62	.66	.71	.75	.76
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	1.16	(1.25)	.30	1.06	(1.20)
TOTAL FROM INVESTMENT OPERATIONS	1.78	(.59)	1.01	1.81	(.44)
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(.66)	(.70)	(.71)	(.76)	(.81)
TOTAL DISTRIBUTIONS	(.66)	(.70)	(.71)	(.76)	(.81)
NET ASSET VALUE:
End of period	$10.02	$8.90	$10.19	$9.89	$8.84
PER SHARE MARKET VALUE:
End of period	$9.13	$7.56	$9.40	$9.26	$7.66
TOTAL INVESTMENT RETURN†	30.09%	(12.70)%	9.19%	31.68%	(5.68)%

  †  Total investment return is calculated assuming a purchase of $1,000 of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period — Continued

	For the Years Ended December 31,
	2019	2018	2017	2016	2015
NET ASSETS, END OF PERIOD, APPLICABLE TO COMMON STOCK (a)	$234,085	$207,893	$238,244	$231,092	$206,523
EXPENSE RATIOS:
Ratio of interest expense to average net assets	1.26%	1.16%	.76%	.55%	.42%
Ratio of leverage expenses to average net assets	.01%	.01%	.01%	.01%	.01%
Ratio of operating expenses to average net assets	1.16%	1.18%	1.14%	1.26%	1.20%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS	2.43%	2.35%	1.91%	1.82%	1.63%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	6.38%	6.77%	6.92%	7.90%	7.65%
PORTFOLIO TURNOVER RATE	65.64%	71.56%	70.11%	77.10%	71.73%

  (a)  Dollars in thousands.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Information Regarding
Senior Securities

	As of December 31,
	2019	2018	2017	2016	2015
TOTAL AMOUNT OUTSTANDING:
Credit Agreement	$91,000,000	$91,000,000	$91,000,000	$91,000,000	$80,000,000
ASSET COVERAGE:
Per $1,000 borrowed under Credit Agreement (1)	$3,572	$3,285	$3,618	$3,539	$3,582
Credit Agreement Asset Coverage (2)	357%	328%	362%	354%	358%

  (1)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility, (per $1,000 of amount borrowed).

  (2)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Cash Flows (Dollars in thousands)

For the Year Ended December 31, 2019
Cash Flows From Operating Activities:
Purchases of portfolio securities	$(210,711)
Sales of portfolio securities	206,782
Net purchases, sales and maturities of short-term securities	5,033
Interest and dividends received	21,343
Operating expenses paid	(5,660)
Net cash provided by operating activities	$16,787
Cash Flows From Financing Activities:
Common stock dividends	$(16,083)
Net cash used by financing activities	$(16,083)
Net Increase in Cash	$704
Cash at Beginning of Period	324
Cash at End of Period	$1,028
Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Purchases of portfolio securities	$(210,711)
Sales of portfolio securities	206,782
Net purchases, sales and maturities of short-term securities	5,033
Net increase in net assets resulting from operations	41,615
Amortization of interest	779
Net realized loss on investments and currencies	3,571
Change in net unrealized appreciation on investments and other financial instruments	(30,638)
Decrease in interest and dividend receivable	476
Decrease in accrued expenses and other payables	(120)
Net cash provided by operating activities	$16,787

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Notes to Financial Statements
December 31, 2019

(1) Significant Accounting and Other Policies

The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services Investment Companies". The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified. See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States for investment companies that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

(a)  Valuation of Investments—Except as otherwise described below, the Fund's investments are valued based on evaluated bid prices provided by an independent pricing service. Independent pricing services provide prices based primarily on quotations from dealers and brokers, market transactions, data accessed from quotations services, offering sheets obtained from dealers and various relationships among similar securities. Investments whose primary market is on an exchange are valued at the last sale price on the day of valuation. Short-term investments with original maturities of 60 days or less are stated at amortized cost, which approximates the fair value of such investments. Following procedures approved by the Board of Directors, investments for which market prices are not yet provided by an independent pricing service (primarily newly issued fixed-income corporate bonds and notes) shall be valued at the most recently quoted bid price provided by a principal market maker for the security. Other investments for which market quotations are not readily available are valued in good faith at fair value using methods approved by the Board of Directors. Fair value measurement is further discussed in section (f) of this footnote.

(b)  Foreign Currency—Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U. S. dollar amounts on the respective dates of such transactions.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2019

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transaction, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(c)  Foreign Currency Forward Exchange Contracts—The Fund may enter into foreign currency forward exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. The Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(d)  Securities Transactions and Net Investment Income—Securities transactions are recorded on trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

(e)  Federal Income Taxes—It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(f)  Fair Value Measurement—The Fund applies ASC 820 "Fair Value Measurements and Disclosures". This standard establishes the definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2019

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund's major asset and liability categories is as follows.

Debt securities (corporate, U.S. Treasury, convertible & bank debt). The fair value of debt securities is provided by independent pricing services using quotations from dealers and brokers, market transactions, data from quotations services, offering sheets and various relationships between securities. While most corporate bonds are categorized in level 2 of the fair value hierarchy, there may be instances where less observable inputs necessitate a level 3 categorization.

Equity securities (preferred and common stock). Equity securities for which the primary market is on an exchange will be valued at the last sale price on the day of valuation and are categorized in level 1 of the fair value hierarchy. Other equity securities traded in inactive markets or valued by independent pricing services using methods similar to debt securities are categorized in level 2. The fair value of equity securities in which observable inputs are unavailable are categorized in level 3.

Short-term investments. Short-term investments are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely the values would be categorized in level 2 of the fair value hierarchy.

Forwards are valued at the unrealized gain or loss on the contract as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Forwards are categorized in level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Investments
Debt Securities*	$—	$308,582	$1,383	$309,965
United States Agency Debt	—	2,188	—	2,188
Preferred Stock
Energy	—	4,051	—	4,051
Healthcare	1,403	—	—	1,403
Manufacturing	931	—	—	931
Utilities	2,935	—	—	2,935
Common Stock
Broadcasting	284	—	—	284
Utilities	647	—	—	647
Warrants
Broadcasting	—	235	—	235
Total Investments	$6,200	$315,056	$1,383	$322,639

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2019

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Forward Currency Exchange Contracts	$—	$(234)	$—	$(234)

*  Debt Securities — Type of debt and industries are shown on the Schedule of Investments.

	Fair Value as of 12/31/19	Valuation Techniques	Unobservable Input	Input Values	Impact to Valuation from an increase to input
Felix Energy LLC, 8.401%, 08/09/22	967	Expected corporate action	New debt issuance	Pricing	Increase
iHeart Communications, Inc., 8.443%, 01/30/20	416	Estimated restructure proceeds	Last vendor quote	Pricing	Increase

The Fund owned two Level 3 securities at December 31, 2019. They are identified on the Schedule of Investments with a footnote (i) and have a value of $1,383,000. The value was determined by the Valuation Committee of the Fund's investment advisor, T. Rowe Price, under procedures approved by the Board of Directors. The techniques used to arrive at this valuation take into account the occurrence of company specific or industry events, liquidity, and other market factors.

The following is a reconciliation of Fund investments using Level 3 inputs for the period:

Securities (000's)
Balance, December 31, 2018	$898
Net purchases/(sales)	416
Change in unrealized appreciation (depreciation)	8
Realized gain	61
Balance, December 31, 2019	$1,383

Level 1 and Level 2 assets are evaluated on a quarterly basis for changes in listings or delistings on national exchanges.

Transfers between levels are recognized at the value at the end of the reporting period. During the twelve months ended December 31, 2019, the Fund recognized no transfers between Levels 1 and 2.

(2) Tax Matters and Distributions

At December 31, 2019, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $313,438,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $12,692,000. Aggregate gross unrealized loss on securities in which there was an excess of tax cost over value was approximately $3,491,000. Net unrealized gain on investments for tax purposes at December 31, 2019 was approximately $9,201,000.

At December 31, 2019, the Fund had approximate capital loss carryforwards available to offset future capital gains, if any, to the extent provided by regulations:

Carryover Available	Character	Expiration Date
$4,828,000	Short-term	None
9,101,000	Long-term	None
$13,929,000

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2019

As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (the "Act"), losses incurred in the 2011 fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before the capital losses incurred prior to the enactment of the Act. At December 31, 2019, the Fund had total non-expiring capital loss carryforwards of $13,929,000.

It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforwards.

The tax character of distributions paid to common shareholders in 2019 and 2018 of approximately $15,419,000 and $16,430,000, respectively, was from ordinary income.

As of December 31, 2019, the components of distributable earnings on a tax basis were approximately:

Unrealized Gain on Investments	$9,201,000
Capital Loss Carryforwards	(13,929,000)
Other Accumulated Losses	(1,113,000)
Undistributed Net Investment Income	83,000
$(5,758,000)

The difference between components of distributable earnings on a tax basis and amounts in accordance with generally accepted accounting principals ("GAAP") are primarily due to market discount and premium adjustments, wash sales, and the recognition of unrealized gain on currency forward contracts. GAAP also requires components related to permanent differences of net assets to be classified differently for financial reporting purposes than for tax reporting purposes. These differences have no net effect on the net asset value of the Fund. For the year ended December 31, 2019, the Fund recorded a reclassification entry for $1,000 from capital in excess of par value to net accumulated realized losses to reflect the effect of a permanent difference between book and tax accounting. This reclassification has no impact on the net assets of the Fund.

As of December 31, 2019, the Fund had $1,113,000 of post-October losses which are deferred until fiscal year 2020 for tax purposes. The other accumulated losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

The Fund is required to amortize market discounts and premiums for financial reporting purposes. This results in additional interest income in some years and decreased interest income in others for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional or decreased interest income for financial reporting purposes does not result in additional or decreased common stock dividend income.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2016-2018, or expected to be taken in the Fund's 2019 tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(3) Investment Advisory Agreement

T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately $1,106,000 in management fees during the twelve months ended December 31, 2019. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2019

$100 million. T. Rowe Price's fee is calculated based on assets attributable to the Fund's common stock and senior securities. At December 31, 2019, the fee payable to T. Rowe Price was approximately $96,000, which was included in accrued expenses on the accompanying statement of assets and liabilities.

(4) Bank Credit Agreement

The Fund has a credit agreement with The Bank of Nova Scotia pursuant to which the Fund may borrow up to an aggregate amount of $100,000,000. On December 31, 2019 the total amount outstanding on the loan was $91,000,000. The term of the facility has been extended to October 2020. Amounts borrowed under the credit facility bear interest at an adjustable rate based on a margin above LIBOR. The rate paid on these borrowings is approximately 2.65% and will be in effect until January 31, 2020 at which time the rate will be reset. For the twelve months ended December 31, 2019 the weighted average rate on the loan was approximately 3.15% and the maximum amount borrowed during the period was $91,000,000.

The Fund pays a commitment fee to The Bank of Nova Scotia at a rate of .15% per annum for any unused portion of borrowings not to exceed $100,000,000. For the twelve months ended December 31, 2019 the Fund paid approximately $14,000 for this commitment.

The Fund has granted to The Bank of Nova Scotia a security interest in the investments and other assets of the Fund in accordance with the Credit Agreement.

(5) Purchases and Sales of Securities

Purchases and proceeds of sales or maturities of long-term securities during the year ended December 31, 2019 were approximately:

Cost of purchases	$208,027,000
Proceeds of sales or maturities	$205,552,000

(6) Related Party Transactions

The Fund paid approximately $215,000 during the year ended December 31, 2019 to the president of the Fund for her services as an officer and employee of the Fund.

(7) Derivative Contracts (Currency Amounts in Thousands)

Forward Currency Exchange Contracts—As of December 31, 2019 the Fund had forward currency exchange contracts outstanding as follows:

Counterparty	Settlement Date	Receive (Deliver)		Asset	Liability	Unrealized Appreciation (Depreciation)
UBS	1/24/20	CAD	8	$6	$6	$—
JP Morgan	1/24/20	CAD	6	5	5	—
UBS	1/24/20	CAD	6	5	5	—
Canadian Imperial Bank	1/24/20	CAD	102	79	77	2
State Street Bank	1/24/20	CAD	(122)	93	94	(1)
Canadian Imperial Bank	1/31/20	GBP	108	144	140	4
Citibank	1/31/20	GBP	108	144	140	4
UBS	1/31/20	GBP	179	236	229	7
Citibank	1/31/20	GBP	(2,422)	2,996	3,211	(215)
State Street Bank	2/21/20	EUR	101	113	112	1
Citibank	2/21/20	EUR	(467)	517	526	(9)
UBS	2/21/20	EUR	(108)	120	121	(1)
UBS	2/21/20	EUR	(789)	878	888	(10)
Citibank	2/21/20	EUR	(117)	129	131	(2)
Citibank	2/21/20	EUR	(855)	948	962	(14)
Net unrealized loss on open forward currency exchange contracts						$(234)

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2019

Fair Value of Derivative Instruments—The fair value of derivative instruments as of December 31, 2019 was as follows:

	Asset Derivatives December 31, 2019
	Statement of Assets and Liabilities Location	Fair Value
Forward currency contracts	Unrealized gain on forward currency exchange contracts	$18
	Unrealized loss on forward currency exchange contracts	(252)

The effect of derivative instruments that are included on the Statement of Operations for the twelve months ended December 31, 2019 was as follows:

Amount of Realized Gain on Derivatives
Realized gain (loss) on investments, net
Forward currency contracts	$456
Change in Unrealized Depreciation on Derivatives
Change in net unrealized appreciation (depreciation) on investments and other financial instruments
Forward currency contracts	$(358)

(8) New Accounting Pronouncement Adopted

In March 2017, FASB issued Accounting Standards Update ("ASU") No. 2018-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The Fund has adopted and applied ASU 2017-08, and as of January 1, 2019, the amortized cost of investments was reduced by $512,000 and unrealized appreciation was increased by $512,000. The adoption of ASU 2017-08 had no impact on beginning net assets or the current results from operations.

(9) Recent Accounting Pronouncement Not Yet Adopted

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update ("ASU") 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund's financial statements and disclosures.

(9) Subsequent Events

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2019.

The New America High Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The New America High Income Fund, Inc.
Boston, Massachusetts

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The New America High Income Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund's auditor since 2005.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 14, 2020

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Availability of Portfolio Holdings

The Fund provides a complete schedule of its portfolio holdings quarterly. The lists of holdings as of the end of the second and fourth quarters appear in the Fund's semi-annual and annual reports to shareholders, respectively. The schedules of portfolio holdings as of the end of the first and third quarters are filed with the Securities and Exchange Commission (the "SEC") on Form N-Q (the "Forms") within 60 days of the end of the first and third quarters. Shareholders can look up the Forms on the SEC's web site at www.sec.gov. The Forms may also be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's web site and their public reference room. In addition, the Forms may be reviewed on the Fund's web site at www.newamerica-hyb.com.

Compliance with CFTC Regulation of Transactions in Commodity Interests

The Fund does not currently intend to engage in transactions in commodity interests such as futures contracts, options on futures contracts, and swaps. However, the Fund may in the future enter into interest rate transactions, such as swaps, caps, collars and floors for the purpose or with the effect of hedging its portfolio and/or its payment obligations with respect to senior securities. In addition, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. To the extent it engages in transactions in commodity interests, the Fund expects their use to be limited such that the Fund may claim the exclusion from the definition of the term "commodity pool operator" available under Regulation 4.5 of the Commodity Futures Trading Commission under the Commodity Exchange Act, and will not therefor be subject to regulation as a pool operator under the Commodity Exchange Act.

Common Stock Transactions

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Information About the Review and Approval of the Fund's Investment Advisory Agreement

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory or sub-advisory agreement between a registered fund and its investment adviser or sub-adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund's board of directors, including a majority of the directors who are not "interested persons" of the fund within the meaning of the 1940 Act, voting in person at a meeting called for the purpose of considering such approval.

On October 31, 2019, the Board of Directors, including all of the Directors who are not "interested persons" of the Fund (the "Independent Directors"), approved the continuation of the Advisory Agreement with the Adviser. Prior to taking this action, the Directors reviewed information relating to the Fund and the Adviser that was prepared in response to specific inquiries made on behalf of the Board to assist it with its consideration of the Advisory Agreement. This information included, among other things: information about the Adviser's organization, operations, personnel and regulatory and compliance efforts; the services the Adviser provides to the Fund; the Adviser's portfolio management practices; and the performance, fees and expenses of the Fund relative to other high yield debt funds and high yield debt indices, as detailed in a comparative analysis prepared by an independent data provider. The Directors also took into account information regarding the Fund and the Adviser provided throughout the year at meetings of the Board and its committees.

Based on all of the above-mentioned information, and such other factors and conclusions as the Directors deemed relevant, including those described below (but with no single factor or conclusion being determinative, and with each Director not necessarily attributing the same weight to each factor), the Directors concluded that the continuation of the Advisory Agreement is in the interests of the Fund and its shareholders.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by the Adviser, the Directors reviewed information relating to various aspects of the Adviser's operations and personnel, including: its organizational and management structure; the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund; and the portfolio management and trading practices employed in managing the Fund. In particular, the Directors considered that Mark J. Vaselkiv — longtime portfolio manager of the Fund — is no longer serving as a co-portfolio manager alongside Rodney M. Rayburn, leaving Mr. Rayburn as the sole portfolio manager of the Fund. The Directors also considered Mr. Rayburn's background, noting that he has nearly two decades of investment experience. The Directors further noted that Mr. Rayburn has been an employee of the Adviser since 2014, holding positions as a high yield credit analyst and as a portfolio manager (beginning in 2015). In addition, the Directors considered that Mr. Rayburn, prior to joining the Adviser, had also worked at Vãrde Partners, where he was a managing director and analyst focusing on loans, bonds and reorganized equity securities.

In the course of their deliberations, the Directors also evaluated, among other things: (a) the nature, extent and quality of services rendered by the Adviser in prior years; (b) the Adviser's financial condition and its ability to devote the resources necessary to provide the services required under the Advisory Agreement; and (c) the Adviser's dedication to maintaining appropriate compliance programs with respect to the Fund. In evaluating the nature, extent and quality of services rendered by the Adviser, the Directors also took into account information concerning the

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

benefits of the closed-end fund structure, as well as the Fund's market prices, trading volume data, distribution rates and other matters relevant to long-term Fund shareholders.

After consideration of the foregoing, the Directors concluded that: (1) the Adviser is a large, well-capitalized organization with substantial resources and personnel; (2) the Adviser possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (3) the Adviser's personnel are qualified to manage the Fund's assets in accordance with its investment objectives, strategies and policies; (4) the Adviser's disciplined, but flexible, investment approach in managing high yield investments is appropriate for the Fund; (5) the Adviser has demonstrated an appropriate awareness of the special requirements associated with the Fund's closed-end, leveraged structure; and (6) the Adviser has demonstrated its commitment to the maintenance of appropriate compliance policies and practices.

Fund Performance. The Board evaluated the Fund's performance relative to the performance of: (a) a peer group of comparable leveraged closed-end high yield debt funds identified by an independent data provider; (b) a composite designed to present the aggregate investment results for the other high yield debt account mandates managed by the Adviser; and (c) various third-party indices tracking the high yield debt market. The Board noted that, although the Fund's bank loan investments had detracted from relative performance in 2019, the Fund's annualized performance was: (i) in the first quintile of its peer group for the year-to-date since August 31, 2019, and for the one-year period ended August 31, 2019; and (ii) in the second quintile of its performance universe for the three-, five- and ten-year periods ended August 31, 2019.

The Directors also took note of the conditions in the high yield debt and bank loan markets over recent periods, the Fund's security selection within the high yield debt and bank loan markets, including among different credit qualities, the Adviser's responsiveness to the Board's emphasis on maintaining dividend stability, and the limitations imposed on portfolio management by the asset coverage requirements for the Fund's credit facility.

On the basis of the foregoing, among other considerations associated with the Fund's performance, the Directors concluded that the Fund's performance has been satisfactory, given the investment/risk profile the Fund has sought to maintain and conditions in the high yield debt and bank loan markets.

Advisory Fee. In considering the fee payable to the Adviser under the Advisory Agreement, the Directors reviewed comparative information presented in the report of an independent data provider relating to the fees paid by a peer group of comparable leveraged closed-end high yield debt funds selected by the independent data provider. The Directors considered, based on this data, that the Fund has the lowest contractual and effective advisory fee rate amongst its peers. The Directors also considered the fees charged by the Adviser to other registered funds and institutional separate accounts with a high yield debt mandate comparable to the Fund's. The Directors concluded that, after considering the foregoing information and in light of the nature, extent and quality of the services provided by the Adviser, the Fund's advisory fee is reasonable.

Profitability. In considering the continuation of the Advisory Agreement, the Directors considered information provided by the Adviser with respect to the profitability of its investment advisory business, while acknowledging the Adviser's representations as to the difficulty of measuring the specific profitability to the Adviser of its relationship with the

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Fund. The Directors took into account that the Adviser's initial selection by the Fund's Board was conducted on an arm's-length basis through a competitive process that included other investment management firms, and that each annual continuation of the Advisory Agreement had likewise been conducted on an arm's-length basis with data from an independent data provider regarding fee rates charged to comparable funds. In this regard, it was noted that none of the Directors, officers or other Fund personnel serves as a director, officer or employee of the Adviser or any of its affiliates. On the basis of the foregoing, and taking into account the nature extent and quality of the services rendered to the Fund by the Adviser, the Directors concluded that the profits realized by the Adviser are not unreasonable.

Fallout Benefits. On the basis of information provided by the Adviser and the other factors noted above, the Board concluded that the Adviser did not appear to receive a material benefit from the Fund other than its receipt of the advisory fee pursuant to the Advisory Agreement. Accordingly, the Directors determined that any fallout or ancillary benefits were not a material factor for consideration in connection with the continuation of the Advisory Agreement.

Economies of Scale. In reviewing the Fund's advisory fee, the Directors considered the extent to which the Adviser, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale in the event the assets of the Fund increase. Taking into account the Fund's closed-end structure and its current and expected asset levels, the Directors concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from economies of scale in the future.

The New America High Income Fund, Inc.

Directors

Joseph L. Bower
Bernard J. Korman
Stuart A. McFarland
Marguerite A. Piret
Oleg M. Pohotsky
Ellen E. Terry

Officer

Ellen E. Terry – President, Treasurer, Secretary

Investment Advisor

T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

Administrator

The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

Custodian

State Street Corporation
One Lincoln Street
Boston, MA 02111

Independent Registered Public Accountants

Tait, Weller & Baker LLP
Two Liberty Place
Philadelphia, PA 19102

Transfer Agent

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
(800) 937-5449
Web site: www.astfinancial.com

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — February 15, 2019

Independent Directors

Name, Address[1], and Date of Birth	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)[3]	Other Directorships Held by Director
Joseph L. Bower Date of Birth: 9/21/38	Director since 1988

Harvard Business School Professor from 1963-2014 (Donald K. David Professor Emeritus since July 2014 Donald K. David Professor of Business Administration from 1986-2007; Baker Foundation Professor from 2007-2014); Senior Associate Dean, Chair of the Doctoral Programs, Chair of the General Management Area, Chair of the General Manager and Corporate Leader Programs; Consultant on leadership, strategy, and organizational development.

Director of Anika Therapeutics since 1992; Brown Shoe 1982-2012; and Loews Corporation (a conglomerate) since 2002. Life Trustee of New England Conservatory of Music.
Bernard J. Korman Date of Birth: 10/13/31	Director since 1987

Director of Omega Healthcare Investors, Inc. (real estate investment trust) from 1993-2019, and Chairman from 2004-2017. Chairman of the Board of Directors of Philadelphia Health Care Trust (non-profit corporation supporting healthcare delivery, education and research) from 1995-2010; Director of Medical Nutrition USA, INC (develops and distributes nutritional products) from 2004-2010;

Stuart A. McFarland Date of Birth: 4/05/47	Director since 2013 and Lead Director since December 1, 2017;

Managing Partner, Federal City Capital Advisors, LLC since 1997; Chairman, Federal City Bancorp from 2004-2007; Director, Brandywine Funds from 2001-2013; President and CEO, Pedestal Inc. (internet enabled mortgage securities exchange) from 1999-2003; EVP and General Manager, GE Capital Mortgage Services from 1990-1996; President and CEO, GE Capital Asset Management Corporation from 1990-1996; President and CEO, Skyline Financial Services Corp. from 1988-1990 President and CEO, National Permanent Federal Savings Bank from 1986-1988. Executive Vice President – Operations and Chief Financial Officer with Federal National Mortgage Association (Fannie Mae) from 1980-1985; and President and Director, Ticor Mortgage Insurance Company from 1972-1980.

Director, New Senior Investment Group (real estate investment trust) since 2014; Director, Brookfield Funds (9 funds) since 2008; Director, Drive Shack (golf course management and entertainment company) since 2002 (operated as Newcastle Investment Corp., a real estate investment trust, prior to 2017)

Marguerite A. Piret Date of Birth: 5/10/48	Director since 2004

Chief Financial Officer, American Ag Energy, Inc. (controlled environment agriculture) since 2016. President and Chief Executive Officer of Newbury Piret Company (an investment bank) from 1981-2019; Member, Board of Governors, Investment Company Institute from 1996-2004.

Trustee of Pioneer Funds Complex since 1980 (46 funds).

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — February 15, 2019 — Continued

Name, Address[1], and Date of Birth	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)[3]	Other Directorships Held by Director
Oleg M. Pohotsky Date of Birth: 3/28/47	Director since 2013

Consultant and Managing Partner, Right Bank Partners (corporate governance and strategy consultancy) since 2002; SVP and Director of Mergers and Acquisitions, First Albany Corp. from 1991-2002; General Partner, Strategic Capital Associates from 1989-1991.

Director, Avangardco Investments Public Limited (agricultural production) since 2011; Advisor, Board of Advisors, Kaufman & Co. LLC (investment banking) since 2007; Trustee since 2000 and Chairman since 2012 of Tekla Healthcare Investors, Tekla Life Sciences Investors, Tekla Healthcare Opportunities Fund (since 2014) and Tekla World Healthcare Fund (since 2015).

Interested Directors and Officers

Name, Address[1], and Date of Birth	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)[3]	Other Directorships Held by Director
Ellen E. Terry[4] Date of Birth: 4/9/59	Director Since 2014

President of the New America High Income Fund, Inc. since April 2013; Treasurer of the Fund since 1991; and Chief Compliance Officer of the Fund since 2004. She served as Vice President of the Fund from 1992 to April 2013.

  1  The address for each Director is c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, MA 02109.

  2  Each Director serves as such until the next annual meeting of the Fund's stockholders and until the Director's successor shall have been duly elected and qualified.

  3  The information reported includes the principal occupation during the last five years for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director's qualifications to serve as a Director.

  4  Ms. Terry is an interested person of the Fund on the basis of her positions with the Fund.

The New America High Income Fund, Inc.

PRIVACY POLICY

The New America High Income Fund Inc., (the "Fund") receives nonpublic personal information about individuals from the following sources:

• Information the Fund receives from an individual who chooses to register Fund shares in the individual's own name (a "registered holder") as provided on applications, forms, and otherwise;

• Information generated by a registered holder's Fund transaction and other account activity; and

• Information provided by individuals who make inquiries to the Fund via letter, E-mail or phone call ("correspondents")

The Fund does not disclose any nonpublic personal information about registered holders, former registered holders or correspondents to anyone, except as required by law or allowed under certain limited federal privacy law exceptions that relate, for example, to the maintenance and servicing of the Fund relationship. The Fund limits access to nonpublic personal information about these individuals to those Fund employees and third-party service providers who need the information in connection with Fund-related activities the Fund has asked them to perform. The Fund also maintains physical, electronic, and procedural safeguards that comply with federal standards to protect the security of registered holders' and correspondents' nonpublic personal information.

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

The New
America
High Income
Fund, Inc.

Annual

Report

December 31, 2019

ITEM 2. CODE OF ETHICS.

As of December 31, 2003, the Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer, Principal Financial Officer/Chief Financial Officer, Principal Accounting Officer, Vice President, Treasurer and Manager of Accounting and Compliance.  During the period covered by this report, there were no amendments to or waivers granted under the Code of Ethics.  The code of ethics is attached as an exhibit to this report and posted on the Fund’s web site at www.newamerica-hyb.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Audit Committee is comprised solely of Directors who are “independent” as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act.  The Board of Directors (a) has determined that each member of the Audit Committee is “financially literate” and has “accounting or related financial management experience” as these terms are used in the corporate governance standards of the New York Stock Exchange and (b) believes that each has substantial experience relating to the review of financial statements and the operations of audit committees.  In addition, the Board of Directors has determined that based upon their review of her experience and education, Ms. Piret qualifies as an “audit committee financial expert”, as that term has been defined by the instructions to this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Tait, Weller & Baker LLP (“Tait, Weller”) served as independent public accountants for the Fund for the years ended December 31, 2019 and December 31, 2018. The services provided by Tait, Weller consisted of the examination of the Fund’s annual financial statements, assistance and consultation in connection with SEC filings, and review of tax and certain compliance matters on behalf of the Fund.

Audit Fees. For fiscal 2019, the aggregate fees billed by Tait, Weller in connection with the audit of the Fund’s 2019 financial statements and review of the 2019 semi-annual financial statements totaled $51,850. Those fees for fiscal 2018 were $51,600.

Audit-Related Fees.  In fiscal 2019 and fiscal 2018, Tait, Weller did not bill the Fund for any assurance and related services that are reasonably related to the performance of the audit and review of the Fund’s financial statements.

Tax Fees. For fiscal 2019, the aggregate fees billed by Tait, Weller for its professional services related to preparation of the Fund’s federal and state tax returns, review of excise distributions, and testing of quarterly asset diversification totaled $8,150. For fiscal 2018 those fees were $7,900.

All Other Fees. Tait Weller did not bill for any products or services except as noted above, in fiscal 2019 or 2018.

Tait, Weller did not provide any audit or non-audit services to T. Rowe Price Group, Inc. (“Price Group”), the parent company of the Fund’s investment adviser, or any of Price Group’s subsidiaries in 2019 or 2018.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Board of Directors has an Audit Committee, which consists of all the independent Directors. The Audit Committee is presently comprised of Mr. Bernard J. Korman, Mr. Stuart Mc Farland, Ms. Marguerite Piret, Mr. Oleg Pohotsky and Professor Joseph L. Bower.

ITEM 6.

This schedule is included as part of the Report to Shareholders filed under Item 1 of this Form.

ITEM. 7

T. ROWE PRICE ASSOCIATES, INC. AND ITS INVESTMENT ADVISER AFFILIATES

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.

One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research

TRP 2020 Proxy Voting Policies and Procedures.doc

Updated: February 2020

providers and — most importantly — our investment professionals’ views in making voting decisions.

T. Rowe Price seeks to vote all of its clients’ proxies.  In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost to the client of voting outweigh the expected benefit to the client.  For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

ADMINISTRATION OF POLICIES AND PROCEDURES

Environmental, Social and Governance Committee. T. Rowe Price’s Environmental, Social and Governance Committee (“ESG Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the ESG Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the ESG Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager.  The ESG Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.

Proxy Voting Team. The Proxy Voting team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Corporate Governance Team. Our Corporate Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the ESG Committee, ISS maintains and implements a custom voting policy for the Price Funds and other advisory client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the ESG Committee. Others review the customized vote recommendations and approve them before the votes are cast. In all cases, portfolio managers receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Voting team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the ESG Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors — For most companies, T. Rowe Price generally expects boards to maintain a majority of independent directors. T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent.  In certain markets where majority-independent boards are uncommon, we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies with insufficient representation by independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. In certain markets, a lack of diversity on the board may cause us to oppose the members of the board’s Nominating Committee. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-Takeover, Capital Structure and Corporate Governance Issues — T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights.

Executive Compensation Issues — T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives or contain the potential for excessive dilution relative to the company’s peers. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against members of the board’s Compensation Committee. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a screen that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. Finally, we may oppose Compensation Committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and advisory clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues — Vote recommendations for corporate responsibility issues are generated by the Corporate Governance team in consultation with our

Responsible Investment team. T. Rowe Price takes into consideration a company’s existing level of disclosure on matters of a social, environmental, or corporate responsibility nature. If the proposal addresses an issue with substantial investment implications for the company’s business or operations, and those issues have not been adequately addressed by management, T. Rowe Price generally supports calls for additional disclosure.

Global Portfolio Companies — The ESG Committee has developed custom international proxy voting guidelines based on ISS’ general global policies, regional codes of corporate governance, and our own views as investors in these markets.  ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets.

Fixed Income and Passively Managed Strategies — Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Voting team using T. Rowe Price’s guidelines as set by the ESG Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.

Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan — The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.

Monitoring and Resolving Conflicts of Interest

The ESG Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the ESG Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the ESG Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the ESG Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The ESG Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the ESG Committee for immediate resolution prior to the time T. Rowe Price casts its vote.

With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or ESG Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item.  In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank.  One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”).  The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted.  With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.

REPORTING, RECORD RETENTION AND OVERSIGHT

The ESG Committee, and certain personnel under the direction of the ESG Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, ESG Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Item 8(a)(1)

The New America High Income Fund (the “Fund”) is managed by an Investment Advisory Committee chaired by Rodney Rayburn.  Mr. Rayburn has day-to-day responsibility for managing the Fund and works with the Committee in developing and executing the Fund’s investment program. Mr. Rayburn was co-chairman and co-portfolio manager of the Fund from January 14, 2019-December 31, 2019. Effective January 1, 2020, Mr. Rayburn became the Fund’s sole portfolio manager and sole Chairman of the Fund’s Investment Advisory Committee. His biography follows:

Rodney Rayburn

Rodney Rayburn is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc., and a portfolio manager in the Fixed Income Division. He is the lead portfolio manager of the Credit Opportunities Fund and is president and chairman of its Investment Advisory Committee. Prior to joining T. Rowe Price in 2014, Rodney spent five years as a managing director at Värde Partners in Minneapolis, where he was actively involved in performing and nonperforming loans, bonds, and reorganized equities across a variety of industries. Prior to that, he was a senior investment analyst at Stark Investments in Milwaukee. Rodney earned a B.S. in economics from the Georgia Institute of Technology and an M.B.A. in finance and economics from the University of Chicago Booth School of Business. He also has earned the Chartered Financial Analyst designation.

Item 8(a)(2)

Other Accounts:

Rodney Rayburn:

	Number of Accounts	TOTAL Assets

• registered investment companies:	3	$10,153.2 million
• other pooled investment vehicles:	2	$1,793.4 million
• other accounts:	0	$0

As of 12/31/2019.

None of the accounts listed above have performance-based fees.

Conflicts of Interest

Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.

The T. Rowe Price Funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price Funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadvisor to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Since the T. Rowe Price Funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price Funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price Funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.

Item 8(a)(3)

Compensation:

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors. Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, and T. Rowe Price International, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.

This compensation structure is used when evaluating the performance of all portfolios (including the T. Rowe Price Funds) managed by the portfolio manager.

Item 8(a)(4)

Ownership of Securities

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned*

Rodney Rayburn	New America High Income Fund	None

* As of 12/31/2019.

Item 8(b) — Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive officer and principal financial officer concluded that the Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year: (1) Gross income from securities lending activities; (2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; (3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and (4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

Instruction to paragraph (a).

If a fee for a service is included in the revenue split, state that the fee is “included in the revenue split.”

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant's most recent fiscal year.

ITEM 13. EXHIBITS.

(a)(1)	The Code of Ethics.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New America High Income Fund, Inc.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President
Date:	March 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President
Date:	March 5, 2020

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	Treasurer
Date:	March 5, 2020